AIS-SUMSTAT-SUP
Summary Prospectus, Statutory Prospectus Supplement dated May 18, 2020
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses for the Class R5 and Class R6 Shares of the Fund listed below:

Invesco Short Term Bond Fund

This supplement amends the Prospectuses for the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Prospectuses and retain it for future reference.
The following information replaces in its entirety the information appearing under the heading “Fees and Expenses of the Fund” in the Summary Prospectus and the information appearing under the heading “Fund Summaries – Invesco Short Term Bond Fund - Fees and Expenses of the Fund” in the Statutory Prospectus:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may pay commissions and/or other forms of compensation to an intermediary, such as a broker, for transactions in Class R6 shares, which are not reflected in the table or the Example below.
Shareholder Fees (fees paid directly from your investment)
Class:	R5	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R5	R6
Management Fees	0.31%	0.31%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses[1]	0.05	0.05
Acquired Fund Fees and Expenses	0.01	0.01
Total Annual Fund Operating Expenses	0.37	0.37
Fee Waiver and/or Expense Reimbursement[2]	0.01	0.01
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.36	0.36

1 Restated to reflect current fees.
2 Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing the Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example does not include commissions and/or other forms of compensation that investors may pay on transactions in Class R6 shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the contractual period above and the Total Annual Fund Operating Expenses thereafter.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R5	$37	$118	$207	$467
Class R6	$37	$118	$207	$467

The following information replaces in its entirety the information appearing under the heading “Hypothetical Investment and Expense Information” in the Statutory Prospectus with respect to the Fund:

In connection with the final settlement reached between Invesco and certain of its affiliates with certain regulators, including the New York Attorney General’s Office, the SEC and the Colorado Attorney General’s Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco and certain of its affiliates, Invesco and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to Fund shareholders. The chart below is intended to reflect the annual and cumulative impact of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The example reflects the following:

■	You invest $10,000 in the Fund and hold it for the entire 10-year period;
■	Your investment has a 5% return before expenses each year; and
■	Invesco Short Term Bond Fund’s current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

There is no assurance that the annual expense ratio will be the expense ratio for the Fund’s classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Invesco Short Term Bond Fund – Class R5	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Annual Expense Ratio[1]	0.36%	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.64%	9.48%	14.55%	19.86%	25.41%	31.21%	37.29%	43.65%	50.30%	57.25%
End of Year Balance	$10,464.00	$10,948.48	$11,455.40	$11,985.78	$12,540.72	$13,121.36	$13,728.88	$14,364.53	$15,029.60	$15,725.47
Estimated Annual Expenses	$36.84	$39.61	$41.45	$43.37	$45.37	$47.47	$49.67	$51.97	$54.38	$56.90
Invesco Short Term Bond Fund – Class R6	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Annual Expense Ratio[1]	0.36%	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.64%	9.48%	14.55%	19.86%	25.41%	31.21%	37.29%	43.65%	50.30%	57.25%
End of Year Balance	$10,464.00	$10,948.48	$11,455.40	$11,985.48	$12,540.72	$13,121.36	$13,728.88	$14,364.53	$15,029.60	$15,725.47
Estimated Annual Expenses	$36.84	$39.61	$41.45	$43.37	$45.37	$47.47	$49.67	$51.97	$54.38	$56.90

1	Your actual expenses may be higher or lower than those shown.